                                                                  EXHIBIT 10.117

================================================================================

                             BROKER-DEALER AGREEMENT

                                      among

                           J.P. MORGAN SECURITIES INC.
                                       and
                             UFS SECURITIES, L.L.C.,
                              as Co-Broker-Dealers

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                as Auction Agent

                                  Relating to:

                                   $19,700,000
                                   MELMAC LLC
                        Senior Student Loan Revenue Bonds
                        (Taxable Auction Rate Securities)
                                 Series 1999A-3

                             Auction Rate Securities
                            Maturing December 1, 2029

                          Dated as of October 15, 2002

================================================================================

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                                TABLE OF CONTENTS

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                                                  ARTICLE I

                                    DEFINITIONS AND RULES OF CONSTRUCTION

Section 1.01.   Terms Defined by Reference to the Indenture ..........................................      1
Section 1.02.   Terms Defined Herein .................................................................      2
Section 1.03.   Rules of Construction ................................................................      2

                                                 ARTICLE II

                                                 THE AUCTION

Section 2.01.   Purpose: Incorporation by Reference of Auction Procedures and Settlement Procedures ..      3
Section 2.02.   Preparation for Each Auction .........................................................      3
Section 2.03.   Auction Schedule: Method of Submission of Orders .....................................      4
Section 2.04.   Notices ..............................................................................      6
Section 2.05.   Service Charge To Be Paid to the Broker-Dealer .......................................      6
Section 2.06.   Settlement ...........................................................................      7

                                                 ARTICLE III

                                              THE AUCTION AGENT

Section 3.01.   Duties and Responsibilities ..........................................................      7
Section 3.02.   Rights of the Auction Agent ..........................................................      8
Section 3.03.   The Auction Agent's Disclaimer .......................................................      8

                                                 ARTICLE IV

                                                MISCELLANEOUS

Section 4.01.   Termination ..........................................................................      9
Section 4.02.   Participant ..........................................................................      9
Section 4.03.   Communications .......................................................................      9
Section 4.04.   Entire Agreement .....................................................................     10
Section 4.05.   Benefits .............................................................................     10
Section 4.06.   Amendment; Waiver ....................................................................     10
Section 4.07.   Successors and Assigns ...............................................................     11
Section 4.08.   Severability .........................................................................     11
Section 4.09.   Execution in Counterparts ............................................................     11
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
                                                  ARTICLE V

GOVERNING LAW.........................................................................................     11
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EXHIBIT A     SETTLEMENT PROCEDURES
EXHIBIT B     ORDER FORM
EXHIBIT C     NOTICE OF TRANSFER
EXHIBIT D     NOTICE OF A FAILURE TO DELIVER OR MAKE PAYMENT

                             BROKER-DEALER AGREEMENT

         THIS BROKER-DEALER AGREEMENT (this "Broker-Dealer Agreement"), dated as of October 15, 2002, is by and between DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company and together with its successors and assigns, the "Auction Agent"), pursuant to authority granted to it in the Auction Agent Agreement, defined below, acting not in its individual capacity, but solely as agent for MELMAC LLC (as assignee of Maine Educational Loan Marketing Corporation) (the "Corporation"), J.P. MORGAN SECURITIES INC. and UFS SECURITIES, L.L.C. (together with their successors and assigns, collectively the "Broker-Dealer").

                                    RECITALS

         WHEREAS, the Corporation has issued its $19,700,000 Senior Student Loan Revenue Bonds, Series 1999A-3 (the "Auction Rate Securities"), under an Amended and Restated Indenture of Trust, dated as of January 1, 1999, as amended and supplemented to the date hereof (the "Indenture"), each between the Corporation and Banknorth, National Association (formerly known as Peoples Heritage Bank), as trustee (the "Trustee"); and

         WHEREAS, the Indenture provides that the interest rate for each series of the Auction Rate Securities for each Interest Period after the Initial Period shall equal the lesser of the Net Loan Rate and the Auction Rate determined pursuant to the Auction Procedures set forth in the Indenture; and

         WHEREAS, pursuant to Section 2.10(b) of the Indenture and Section 2.09 of the Auction Agent Agreement dated as of January l, 1999 among the Trustee, the Auction Agent and the Corporation (the "Auction Agent Agreement"), the Corporation has directed the Auction Agent to execute and deliver this Broker-Dealer Agreement; and

         WHEREAS, the Auction Procedures require the participation of one or more Broker-Dealers;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Auction Agent, as agent of the Corporation and the Broker-Dealer agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01. TERMS DEFINED BY REFERENCE TO THE INDENTURE. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Indenture.

         SECTION 1.02. TERMS DEFINED HEREIN. As used herein and in the Settlement Procedures, defined below, the following terms shall have the following meanings, unless the context otherwise requires:

         "Auction Rate" means the Auction Rate as defined in the Indenture.

         "Authorized Officer" means, with respect to the Auction Agent, each Managing Director, Vice President, Assistant Vice President, Assistant Secretary, Assistant Treasurer and every other officer of the Auction Agent assigned to its Corporate Trust Group and every other officer or employee of the Auction Agent designated as an "Authorized Officer" for purposes of this Agreement in a written communication to the Broker-Dealer.

         "Broker-Dealer Officer" means each officer or employee of the Broker-Dealer designated as a "Broker-Dealer Officer" for purposes of this Broker-Dealer Agreement in a written communication to the Auction Agent.

         "Beneficial Owner" means a beneficial owner of any of the Auction Rate Securities.

         "Notice of Failure to Deliver or Make Payment" means a notice substantially in the form of Exhibit D hereto.

         "Notice of Transfer" means a notice substantially in the form of Exhibit C hereto.

         "Order Form" means the form to be submitted by any Broker-Dealer on or prior to any Rate Determination Date substantially in the form of Exhibit B hereto.

         "Settlement Procedures" means the Settlement Procedures attached hereto as Exhibit A.

         SECTION 1.03. RULES OF CONSTRUCTION. Unless the context or use indicate another or different meaning or intent, the following rules shall apply to the construction of this Agreement:

                  (a) Words importing the singular number shall include the plural number and vice versa.

                  (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Broker-Dealer Agreement nor shall they affect its meaning, construction or effect.

                  (c) The words "hereof," "herein," "hereto" and other words of similar import refer to this Broker-Dealer Agreement as a whole.

                  (d) All references herein to a particular time of day shall be to New York City time.

                  (e) The rights and duties of the Broker-Dealer and the Auction Agent under this Broker-Dealer Agreement shall apply to each series of the Auction Rate Securities, but separately. References to "Auction Rate Securities," unless the context clearly

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         contemplates a reference to all Auction Rate Securities, shall refer only to a particular series of Auction Rate Securities as to rights and duties regarding such series.

                                   ARTICLE II

                                   THE AUCTION

         SECTION 2.01. PURPOSE: INCORPORATION BY REFERENCE OF AUCTION PROCEDURES AND SETTLEMENT PROCEDURES.

                  (a) On each Rate Determination Date, the provisions of the Auction Procedures shall be followed by the Auction Agent for the purpose of determining the Auction Rate for each Auction Period after the Initial Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

                  (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part of this Broker-Dealer Agreement to the same extent as if such provisions were fully set forth herein.

                  (c) The Broker-Dealer agrees to act as, and assumes the obligations of and limitations and restrictions placed upon, a Broker-Dealer under this Agreement. The Broker-Dealer understands that other persons meeting the requirements specified in the definition of "Broker-Dealer" contained in Section 1.01 of Exhibit CCC to the Indenture may, with the prior written consent of the Market Agent, execute Broker-Dealer Agreements and participate as Broker-Dealers in Auctions.

                  (d) The Broker-Dealer and other broker-dealers, as defined in the Indenture, may participate in Auctions for their own accounts. However, the Auction Agent may by notice to the Broker-Dealer and all other Broker-Dealers prohibit all Broker-Dealers from submitting Bids in Auctions for their own accounts; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing the requirements of this Section 2.01(d).

         SECTION 2.02. PREPARATION FOR EACH AUCTION.

                  (a) Not later than 9:30 a.m. on each Rate Determination Date for the Auction Rate Securities, the Auction Agent shall advise the Broker-Dealer by telephone of the All Hold Rate, the Maximum Auction Rate, the Net Loan Rate and the Applicable LIBOR Rate, as the case may be, used in determining such rates.

                  (b) In the event the Rate Determination Date for any Auction shall be changed after the Auction Agent has given notice of such Rate Determination Date pursuant to paragraph (a)(vii) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealer not later than the earlier of 9:15 a.m. on the new Rate Determination Date and 9:15 a.m. on the old Rate Determination Date. Thereafter, the Broker-Dealer shall use its best

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         efforts to promptly notify its customers who are Existing Holders of such change in the Rate Determination Date.

                  (c) From time to time upon request of the Auction Agent, the Broker-Dealer shall provide the Auction Agent with a statement of the aggregate amount of each series of Auction Rate Securities held by the Broker-Dealer as an Existing Holder. The Broker-Dealer shall comply with any such request, and the Auction Agent shall keep confidential any such information, including information received as to the identity of Existing Owners and Potential Owners in any Auction, and shall not disclose any such information so provided to any person other than the Registrar, the Corporation and the Broker-Dealer unless the failure to disclose such information would be unlawful or if the failure to do so would expose the Auction Agent to any loss, liability, claim or damage for which the Auction Agent shall not have been previously adequately indemnified.

                  (d) The Auction Agent shall send by facsimile or other means a copy of any Notice of Auction Rate Securities Outstanding, in substantially the form of Exhibit D to the Auction Agent Agreement, received from the Trustee to the Broker-Dealer in accordance with
         Section 4.03 hereof.

         SECTION 2.03. AUCTION SCHEDULE: METHOD OF SUBMISSION OF ORDERS.

                  (a) The Auction Agent shall conduct Auctions for the Auction Rate Securities in accordance with the schedule set forth below. Pursuant to the Auction Agent Agreement, such schedule may be changed by the Auction Agent with the consent of the Trustee and the Market Agent, which consents are not to be unreasonably withheld or delayed. Notice of such a change must be given prior to the close of business on the Business Day next preceding the first Rate Determination Date on which such change shall be effective. In addition, under the Indenture, the Rate Determination Date may be changed by the Market Agent with the consent of the Corporation. The Market Agent shall give written notice of such change to the Corporation, the Trustee, the Auction Agent and the Depository. Such notice shall be given at least 10 days prior to the day on which such change shall be effective.

By 9:30 a.m.                        The Auction Agent advises the
                                    Trustee and the Broker-Dealers of the
                                    Maximum Auction Rate, the All Hold Rate and the Applicable LIBOR Rate, as the case may be, to be used in determining the Auction
                                    Rate under the Auction Procedures, the
                                    Indenture and the Auction Agent Agreement.

9:30 a.m.-12:30 p.m.                The Auction Agent assembles information
                                    communicated to it by Broker-Dealers
                                    provided in Section 2.05(c)(i) of Exhibit
                                    CCC to the Indenture. The Submission
                                    Deadline is 12:30 p.m., eastern time.

Not earlier than 12:30 p.m.         The Auction Agent makes determinations
                                    pursuant to Section 2.05(c)(i) of Exhibit
                                    CCC to the Indenture.

By approximately                    The Auction Agent advises the Trustee of the
3:00 p.m.(1) or 4:00 p.m.(2)        results of the Auction as provided in
                                    Section 2.05(c)(ii) of Exhibit CCC to the
                                    Second Supplemental Indenture. Submitted
                                    Bids and Submitted Sell Orders are accepted and rejected in whole or in part and the principal amount of Auction Rate Securities is allocated as provided in Section 2.05(d) of Exhibit CCC to the Indenture. The Auction
                                    Agent gives notice of Auction results as set forth in Section 2.04(a) hereof.

--------------------
(1) If the Interest Rate is the Auction Rate.

(2) If the Interest Rate is the Net Loan Rate.

                  (b) The Broker-Dealer agrees to maintain a list of Potential Holders and to contact the Potential Holders on such list on or prior to each Rate Determination Date for the purposes of participating in the Auction on such Rate Determination Date.

                  (c) The Broker-Dealer shall submit Orders to the Auction Agent in writing by delivering an Order Form. The Broker-Dealer shall submit separate Orders to the Auction Agent for each Potential Holder or Existing Holders on whose behalf the Broker-Dealer is submitting an Order and shall not net or aggregate the Orders of different Potential Holders or Existing Holders on whose behalf the Broker-Dealer is submitting Orders.

                  (d) The Broker-Dealer shall deliver to the Auction Agent (i) a Notice of Transfer with respect to any transfer of Auction Rate Securities made through the Broker-Dealer by an Existing Holder to another person other than pursuant to an Auction; and (ii) a Notice of Failure to Deliver or Make Payment with respect to the failure of any Auction Rate Securities to be transferred to or payment to be made by any person that purchased or sold Auction Rate Securities through the Broker-Dealer pursuant to an Auction. The Auction Agent is not required to accept any notice delivered pursuant to the terms of the foregoing sentence with respect to an Auction unless it is received by the Auction Agent by 3:00 p.m. on the Business Day next preceding the related Rate Determination Date.

                  (e) Any Broker-Dealer that is an affiliate of the Corporation must submit at the next Auction therefor a Sell Order covering all Auction Rate Securities held for its own account. The Auction Agent shall have no duty or liability with respect to monitoring or enforcing the requirements of this Section 2.03(e).

                  (f) The Broker-Dealer agrees to handle its customers' Orders in accordance with its duties under applicable securities laws and rules.

         SECTION 2.04. NOTICES.

                  (a) On each Rate Determination Date, the Auction Agent shall notify the Broker-Dealer by telephone of the results of the Auction as set forth in paragraph (a) of the Settlement Procedures. If previously requested by the Broker-Dealer, the Auction Agent shall notify, by 10:30 a.m. on the Business Day immediately following such Rate Determination Date, the Broker-Dealer in writing of the disposition of all Orders submitted by the Broker-Dealer in the Auction held on such Rate Determination Date.

                  (b) The Broker-Dealer shall notify each Existing Holder or Potential Holder on whose behalf the Broker-Dealer has submitted an Order as set forth in paragraph (b) of the Settlement Procedures and take such other action as is required to be taken by the Broker-Dealer pursuant to the Settlement Procedures. Salomon Smith Barney Inc., as the sole Broker-Dealer, shall also notify the Corporation, in writing, of the Interest Rate within a reasonable time (not in excess of two Business Days) after the determination thereof.

                  (c) Upon receipt, the Auction Agent shall deliver to the Broker-Dealer all notices and certificates that the Auction Agent is required to deliver to the Broker-Dealer pursuant to Article II of the Auction Agent Agreement at the times and in the manner set forth in the Auction Agent Agreement.

         SECTION 2.05. SERVICE CHARGE TO BE PAID TO THE BROKER-DEALER. With respect to each Auction for which there were Sufficient Clearing Bids or all Auction Rate Securities were subject to Hold Orders, the Broker-Dealer shall be entitled to a fee in an amount equal to the product of (a) a fraction the numerator of which is the number of days in the Auction Period to which the Auction relates and the denominator of which is 360; times (b) the Broker-Dealer Fee Rate; times (c) the sum of (i) the aggregate principal amount of Auction Rate Securities placed by the Broker-Dealer in such Auction that were (A) the subject of Submitted Bids of Existing Holders submitted by the Broker-Dealer and continued to be held as a result of such submission; and (B) the subject of Submitted Bids of Potential Holders submitted by the Broker-Dealer and purchased as a result of such submission; plus (ii) the aggregate principal amount of Auction Rate Securities subject to valid Hold Orders submitted to the Auction Agent by the Broker-Dealer; plus (iii) the aggregate principal amount of Auction Rate Securities that were covered by Hold Orders deemed to have been submitted by Existing Holders that were acquired by such Existing Holders through the Broker-Dealer. Such fees shall be paid to the Broker-Dealer by the Corporation in immediately available funds from amounts in the Operating Fund on the first Business Day following each Rate Determination Date. For purposes of clause
(c)(iii) above, if any Existing Holder who acquired Auction Rate Securities through the

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Broker-Dealer transfers those Auction Rate Securities to another person other than pursuant to an Auction, then the Broker-Dealer shall continue to be the Broker-Dealer through which the Auction Rate Securities so transferred were acquired; provided, however, that if the transfer was effected by, or if the transferee is a Broker-Dealer other than the Broker-Dealer, then such other Broker-Dealer shall be the Broker-Dealer through which such Auction Rate Securities were acquired. If for any reason an Auction is not held on an Auction Date, there shall be no Broker-Dealer Fee applicable with respect to such Auction Date.

         Notwithstanding anything to the contrary herein or in the Indenture, any obligation of the Corporation created by or arising out of this Broker-Dealer Agreement shall be a limited obligation of the Corporation, payable from the Trust Estate available therefor under and in accordance with the Indenture and from the Operating Fund (as defined in the Indenture), and shall not constitute a charge against the general credit of the Corporation.

         SECTION 2.06. SETTLEMENT.

                  (a) If any Existing Holder on whose behalf the Broker-Dealer has submitted a Bid or Sell Order for Auction Rate Securities that was accepted in whole or in part fails to instruct its Participant to deliver the Auction Rate Securities subject to such Bid or Sell Order against payment therefor, the Broker-Dealer shall instruct such Participant to deliver such Auction Rate Securities against payment therefor and the Broker-Dealer may deliver to the Potential Holder on whose behalf the Broker-Dealer submitted a Bid that was accepted in whole or in part, a principal amount of the Auction Rate Securities that is less than the principal amount of the Auction Rate Securities specified in such Bid to be purchased by such Potential Holder. Notwithstanding the foregoing terms of this Section, any delivery or nondelivery of Auction Rate Securities that represents any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the terms of Section 2.03(d) hereof. The Auction Agent shall have no duty or liability with respect to enforcement of this Section 2.06(a).

                  (b) None of the Auction Agent, the Trustee, nor the Corporation shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder or its respective Participant to deliver Auction Rate Securities or to pay for Auction Rate Securities sold or purchased pursuant to the Auction Procedures or otherwise. The Auction Agent shall have no responsibility for any adjustment to the fees paid pursuant to Section 2.05 hereof as a result of any failure described in this Section 2.06(b).

                                   ARTICLE III

                                THE AUCTION AGENT

         SECTION 3.01. DUTIES AND RESPONSIBILITIES.

                  (a) The Auction Agent is acting hereunder solely as agent for the Corporation and owes no fiduciary duties to any person by reason of this Broker-Dealer Agreement.

                  (b) The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Broker-Dealer Agreement, and no implied covenants or obligations shall be read into this Broker-Dealer Agreement against the Auction Agent by reason of anything set forth in the Offering Memorandum, any other offering material employed in connection with the offering and sale of the Auction Rate Securities, or otherwise.

                  (c) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Broker-Dealer Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

         SECTION 3.02. RIGHTS OF THE AUCTION AGENT.

                  (a) The Auction Agent may rely and shall be protected in acting or refraining from acting upon any communication authorized by this Broker-Dealer Agreement and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized by this Broker-Dealer Agreement which the Auction Agent believes in good faith to have been given by the Trustee, a Broker-Dealer or the Corporation. The Auction Agent may record telephone communications with the Broker-Dealers.

                  (b) The Auction Agent may consult with counsel of its own choice, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

                  (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents or attorneys and shall not be responsible for any willful misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

         SECTION 3.03. THE AUCTION AGENT'S DISCLAIMER. The Auction Agent makes no representation as to the validity, adequacy or accuracy of the recitals in, or the validity, adequacy or accuracy of, this Broker-Dealer Agreement, the Auction Agent Agreement or the Auction Rate Securities.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.01. TERMINATION. Any party may terminate this Broker-Dealer Agreement at any time upon five days' prior notice to the other party. This Broker-Dealer Agreement shall automatically terminate upon the delivery of certificates representing the Auction Rate Securities pursuant to Section 1.02(c) of Exhibit CCC to the Indenture, upon the successful conversion of all Auction Rate Securities to other than an Auction Rate, or upon termination of the Auction Agent Agreement.

         SECTION 4.02. PARTICIPANT. The Broker-Dealer is, and shall remain for the term of this Broker-Dealer Agreement, a member of, or Participant in, the Depository (or an affiliate of such a member or Participant).

         SECTION 4.03. COMMUNICATIONS. Except for (a) communications authorized to be made by telephone pursuant to this Broker-Dealer Agreement or the Auction Procedures and (b) communications in connection with the Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth below:

         If to the Broker-Dealer:  J.P. Morgan Securities Inc.
                                   270 Park Avenue, 10th Floor
                                   New York, New York 10017
                                   Telephone: (212) 834-7182
                                   Facsimile: (212) 834-6737
                                   Attention: Kevin C. O'Connor

         If to the Broker-Dealer:  UFS Securities, L.L.C.
                                   6801 South 27th Street
                                   Lincoln, Nebraska 68512
                                   Attention:  Mark E. Portz
                                   Telephone: (402) 484-9326
                                   Telecopy: (402) 484-9331

         If to the Auction Agent:  Deutsche Bank Trust Company Americas
                                   100 Plaza One, 6th Floor
                                   Jersey City, New Jersey 07311
                                   Telephone: (201) 593-6878
                                   Facsimile: (201) 593-6447
                                   Attention: Corporate Trust & Agency Services

         If to the Trustee:        Banknorth, National Association
                                   2300 St. George Road
                                   P.O. Box 1350
                                   Williston, Vermont 05495
                                   Telephone: (802) 879-2050
                                   Facsimile: (802) 879-2216
                                   Attention: Corporate Trust Department

         If to the Corporation:    MELMAC LLC
                                   Two City Center
                                   Portland, Maine 04101
                                   Telephone: (207) 791-3600
                                   Facsimile: (207) 773-4159

         with a copy to:           MELMAC LLC
                                   c/o Nelnet, Inc.
                                   121 S. 13th Street, Suite 301
                                   Lincoln, Nebraska 68508
                                   Telephone: (402) 458-2303
                                   Facsimile: (402) 458-2399
                                   Attention: Vice President

or such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Broker-Dealer by a Broker-Dealer Officer and on behalf of the Auction Agent by an Authorized Officer of the Auction Agent. The Broker-Dealer may record telephone communications with the Auction Agent.

         SECTION 4.04. ENTIRE AGREEMENT. This Broker-Dealer Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are not other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

         SECTION 4.05. BENEFITS. Nothing in this Broker-Dealer Agreement, express or implied, shall give to any person, other than the Auction Agent and the Broker-Dealer and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim under this Broker-Dealer Agreement.

         SECTION 4.06. AMENDMENT; WAIVER.

                  (a) This Broker-Dealer Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by a duly authorized representative of the parties hereto. This Broker-Dealer Agreement may not be amended without first obtaining the prior written consent of the party to be charged.

              (b) Failure of either party to this Broker-Dealer Agreement to exercise any right or remedy hereunder in the event of a breach of this Broker-Dealer Agreement by the other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

         SECTION 4.07. SUCCESSORS AND ASSIGNS. This Broker-Dealer Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of each of the Broker-Dealer and the Auction Agent. This Agreement may not be assigned by either party hereto absent the prior written consent of the other party; provided, however, that this Agreement may be assigned by the Auction Agent to a successor Auction Agent selected by the Trustee and the Corporation without the consent of the Broker-Dealer.

         SECTION 4.08. SEVERABILITY. If any clause, provision or section of this Broker-Dealer Agreement shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any remaining clause, provision or section hereof.

         SECTION 4.09. EXECUTION IN COUNTERPARTS. This Broker-Dealer Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                    ARTICLE V

                                  GOVERNING LAW

         This Broker-Dealer Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

         IN WITNESS WHEREOF, the parties hereto have caused this Broker-Dealer Agreement to be duly executed and delivered by their proper and duly authorized officers and effective as of October 15, 2002.

                                     DEUTSCHE BANK TRUST COMPANY
                                     AMERICAS, as Auction Agent

                                     By /s/ Robert P. Sandt Jr.
                                        ____________________________________
                                     Name Robert P. Sandt Jr.
                                          __________________________________
                                     Title  Vice President
                                          _________________________________

                                     J.P. MORGAN SECURITIES INC., as Co-
                                     Broker-Dealer

                                     By  /s/ Kevin C. O'Connor
                                       ____________________________________
                                       Kevin C. O'Connor, Vice President

                                     UFS SECURITIES, L.L.C., as Co-Broker-
                                     Dealer

                                     By /s/ Mark E. Portz
                                       ____________________________________
                                       Mark E. Portz, Vice President

Acknowledged and Agreed to:

MELMAC LLC

By  /s/ Terry J. Heimes
  ___________________________________
  Terry J. Heimes, Vice President

                                    EXHIBIT A

                              SETTLEMENT PROCEDURES

         If not otherwise defined herein, capitalized terms used herein shall have the meanings given such terms in the Indenture. These Settlement Procedures shall apply separately to each series of Auction Rate Securities.

                  (a) Not later than 3:00 p.m., Eastern time, if the Interest Rate is the Auction Rate or 4:00 p.m., Eastern time, if the Interest Raise is the Net Loan Rate, on each Rate Determination Date, the Auction Agent shall notify by telephone each Broker-Dealer that participated in the Auction held on such Rate Determination Date and submitted an Order on behalf of an Existing Holder or Potential Holder of:

                           (i) the Auction Rate fixed for the next Interest
                  Period;

                           (ii) whether there were Sufficient Clearing Bids in
                  such Auction;

                           (iii) if such Broker-Dealer (a "Seller's
                  Broker-Dealer") submitted Bids or Sell Orders on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Securities, if any, to be purchased or sold by such Existing Holder;

                           (iv) if such Broker-Dealer (a "Buyer's
                  Broker-Dealer") submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Securities, if any, to be purchased by such Potential Holder;

                           (v) if the aggregate amount of Auction Rate
                  Securities to be sold by all Existing Holders on whose behalf such Seller's Broker-Dealer submitted Bids or Sell Orders exceeds the aggregate principal amount of Auction Rate Securities to be purchased by all Potential Holders on whose behalf such Buyer's Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Participant, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess principal amount of Auction Rate Securities and the principal amount of Auction Rate Securities to be purchased from one or more Existing Holders on whose behalf such Seller's Broker-Dealer acted by one or more Potential Holders on whose behalf each of such Buyer's Broker-Dealers acted;

                           (vi) if the principal amount of Auction Rate
                  Securities to be purchased by all Potential Holders on whose behalf such Buyer's Broker-Dealer submitted a Bid exceeds the amount of Auction Rate Securities to be sold by all Existing Holders on whose behalf such Seller's Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Participant, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess principal amount of Auction Rate Securities and the principal amount of Auction Rate Securities to be sold to one or more Potential Holders on whose behalf such Buyer's Broker-Dealer acted by one or more Existing Holders on whose behalf each of such Seller's Broker-Dealers acted; and

                           (vii) the Rate Determination Date for the next
                  succeeding Auction.

                  (b) On each Rate Determination Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

                           (i) advise each Existing Holder and Potential Holder
                  on whose behalf such Broker-Dealer submitted a Bid or Sell Order in the Auction on such Rate Determination Date whether such Bid or Sell Order was accepted or rejected, in whole or in part;

                           (ii) in the case of a Broker-Dealer that is a Buyer's
                  Broker-Dealer, advise each Potential Holder on whose behalf such Buyer's Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Holder's Participant to pay to such Buyer's Broker-Dealer (or its Participant) through the Depository the amount necessary to purchase the principal amount of the Auction Rate Securities to be purchased pursuant to such Bid against receipt of such Auction Rate Securities;

                           (iii) in the case of a Broker-Dealer that is a
                  Seller's Broker-Dealer, instruct each Existing Holder on whose behalf such Seller's Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Existing Holder's Participant to deliver to such Seller's Broker-Dealer (or its Participant) through the Depository the principal amount of Auction Rate Securities to be sold pursuant to such Order against payment therefor;

                           (iv) advise each Existing Holder on whose behalf such
                  Broker-Dealer submitted an Order and each Potential Holder on whose behalf such Broker-Dealer submitted a Bid of the Interest Rate for the next Interest Period;

                           (v) advise each Existing Holder on whose behalf such
                  Broker-Dealer submitted an Order of the next Rate Determination Date; and

                           (vi) advise each Potential Holder on whose behalf
                  such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the next Rate Determination Date.

                  (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order in an Auction is required to allocate any funds received by it in connection with such Auction pursuant to paragraph (b)(ii) above, and any Auction Rate Securities received by it in connection with such Auction pursuant to paragraph (b)(iii) above, among the Potential Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Holders, if any on whose behalf such Broker-Dealer submitted Bids or Sell Orders in such Auction, and any

         Broker-Dealers identified to it by the Auction Agent following such Auction pursuant to paragraph (a)(v) or (a)(vi) above.

                  (d) On each Rate Determination Date:

                           (i) each Potential Holder and Existing Holder with an
                  Order in the Auction on such Rate Determination Date will instruct its Participant as provided in (b)(ii) or (b)(iii) above, as the case may be;

                           (ii) each Seller's Broker-Dealer that is not a
                  Participant of the Depository will instruct its Participant to
                  (A) pay through the Depository to the Participant of the Existing Holder delivering Auction Rate Securities to such Broker-Dealer following such Auction pursuant to paragraph
                  (b)(ii) above the amount necessary to purchase such Auction Rate Securities against receipt of such Auction Rate Securities; and (B) deliver such Auction Rate Securities through the Depository to a Buyer's Broker-Dealer (or its Participant) identified to such Seller's Broker-Dealer pursuant to paragraph (a)(v) above against payment therefor; and

                           (iii) each Buyer's Broker-Dealer that is not an
                  Participant in the Depository will instruct its Participant to pay through the Depository to Seller's Broker-Dealer (or its Participant) identified following such Auction pursuant to paragraph (a)(vi) above the amount necessary to purchase the Auction Rate Securities to be purchased pursuant to paragraph
                  (b)(ii) above against receipt of such Auction Rate Securities.

                  (e) On the Business Day following each Rate Determination
         Date:

                           (i) each Participant for a Bidder in the Auction on
                  such Rate Determination Date referred to in paragraph (d)(i) above will instruct the Depository to execute the transactions described under paragraph (b)(ii) or paragraph (b)(iii) above for such Auction, and the Depository will execute such transactions;

                           (ii) each Seller's Broker-Dealer or its Participant
                  will instruct the Depository to execute the transactions described in paragraph (d)(ii) above for such Auction, and the Depository will execute such transactions; and

                           (iii) each Buyer's Broker-Dealer or its Participant
                  will instruct the Depository to execute the transactions described in paragraph (d)(iii) above for such Auction, and the Depository will execute such transactions.

                  (f) If an Existing Holder selling Auction Rate Securities in an Auction fails to deliver such Auction Rate Securities (by authorized book-entry), a Broker-Dealer may deliver to the Potential Holder on behalf of which it submitted a Bid that was accepted a principal amount of Auction Rate Securities that is less than the principal amount of Auction Rate Securities that otherwise was to be purchased by such Potential Holder. In such event, the principal amount of Auction Rate Securities to be so delivered will be determined solely by such Broker-Dealer. Delivery of such lesser principal amount of Auction Rate Securities will constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or nondelivery of Auction Rate Securities which will represent any departure from the results of an Auction, as determined by the Auction Agent, will be of no effect unless and until the Auction Agent will have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements. Neither the Trustee nor the Auction Agent will have any responsibility or liability with respect to the failure of a Potential Holder, Existing Holder or their respective Broker-Dealer or Participant to take delivery of or deliver, as the case may be, the principal amount of the Auction Rate Securities or to pay for the Auction Rate Securities purchased or sold pursuant to an Auction or otherwise.

                                    EXHIBIT B

                                   ORDER FORM

                                   $19,700,000

                                   MELMAC LLC
                        Senior Student Loan Revenue Bonds
                        (Taxable Auction Rate Securities)
                                 Series 1999A-3

                                                       [Rate Determination Date]

         The undersigned Broker-Dealer submits the following orders on behalf of the Bidder(s) indicated below:

                            BIDS BY EXISTING HOLDERS

                                      PRINCIPAL AMOUNT
                                OF NOTES ($50,000 OR INTEGRAL
         EXISTING HOLDER*             MULTIPLES THEREOF)           BID RATE
1.       ________________       _____________________________      ________

2.       ________________       _____________________________      ________

3.       ________________       _____________________________      ________

4.       ________________       _____________________________      ________

5.       ________________       _____________________________      ________

6.       ________________       _____________________________      ________

7.       ________________       _____________________________      ________

8.       ________________       _____________________________      ________

9.       ________________       _____________________________      ________

10.      ________________       _____________________________      ________

--------------------
*Existing Holders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                                   $19,700,000

                                   MELMAC LLC
                        Senior Student Loan Revenue Bonds
                        (Taxable Auction Rate Securities)
                                 Series 1999A-3

                            BIDS BY POTENTIAL HOLDERS

                                       PRINCIPAL AMOUNT
                                OF NOTES ($50,000 OR INTEGRAL
         POTENTIAL HOLDER*             MULTIPLES THEREOF)          BID RATE
1.       ________________       _____________________________      ________

2.       ________________       _____________________________      ________

3.       ________________       _____________________________      ________

4.       ________________       _____________________________      ________

5.       ________________       _____________________________      ________

6.       ________________       _____________________________      ________

7.       ________________       _____________________________      ________

8.       ________________       _____________________________      ________

9.       ________________       _____________________________      ________

10.      ________________       _____________________________      ________

11.      ________________       _____________________________      ________

12.      ________________       _____________________________      ________

13.      ________________       _____________________________      ________

14.      ________________       _____________________________      ________

15.      ________________       _____________________________      ________


--------------------
*Potential Holders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

1. If one or more Orders covering in the aggregate more than the outstanding principal amount of Auction Rate Securities held by any Existing Holder are submitted, such Orders shall be considered valid in the order of priority set forth in the Auction Procedures.

2. A Hold or Sell Order may be placed only by an Existing Holder covering a principal account of Auction Rate Securities not greater than the principal amount currently held by such Existing Holder.

3. Potential Holders may only make Bids, each of which must specify a rate. If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate specified.

4. Bids may contain no more than three figures to the right of the decimal point (i.e., .001 of 1%).

5. An order must be submitted in principal amounts of $50,000 or integral multiples thereof.

NAME OF BROKER-DEALER:__________________________________________________________

AUTHORIZED SIGNATURE:___________________________________________________________

TOTAL NUMBER OF ORDERS ON THIS ORDER FORM:______________________________________

Submit to:    Deutsche Bank Trust Company Americas
              100 Plaza One, 6th Floor
              Jersey City, New Jersey  07311
              Telephone: (201) 593-6878
              Facsimile: (201) 593-6447

                                    EXHIBIT C

                               NOTICE OF TRANSFER

                                   $19,700,000

                                   MELMAC LLC
                        Senior Student Loan Revenue Bonds
                        (Taxable Auction Rate Securities)
                                 Series 1999A-3

                       (To be used only for transfers made
                       other than pursuant to an Auction)

We are (check one):

         _____ the Existing Holder indicated below*;

         _____ the Broker-Dealer for such Existing Note Holder; or

         _____ the Participant for such Existing Note Holder.

         We hereby notify you that such Existing Holder has transferred $_________ (must be in units of $50,000 or integral multiples thereof) of Series __________ Notes to ____________________.

                                                     [EXISTING HOLDER]

                                                     By_________________________
                                                     Name_______________________
                                                     Title______________________

                                                     [NAME OF BROKER-DEALER]

                                                     By_________________________
                                                     Name_______________________
                                                     Title______________________

----------------------
* Existing Holders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

                                                     [NAME OF PARTICIPANT]

                                                     By_________________________
                                                     Name_______________________
                                                     Title______________________

                                    EXHIBIT D

                 NOTICE OF A FAILURE TO DELIVER OR MAKE PAYMENT

                                   $19,700,000

                                   MELMAC LLC
                        Senior Student Loan Revenue Bonds
                        (Taxable Auction Rate Securities)
                                 Series 1999A-3

         Complete either I. or II.

         I. We are a Broker-Dealer for Holder* ____________________ (the "Purchaser"), which purchased $__________ (must be in units of $50,000 or integral multiples thereof) of __________ in the Auction held on __________ from the seller of such Series _____ Notes.

         II. We are a Broker-Dealer for Holder* ____________________ (the "Seller"), which sold $__________ (must be in units of $50,000 or integral multiples thereof) of the Series First Issue in the Auction held on __________ to the purchaser of such Series _____ Notes.

         We hereby notify you that (check one):

         _____ the Seller failed to deliver such Series _____ Notes to the Purchaser; or

         _____ the Purchaser failed to make payment to the Seller upon delivery of such Series _____ Notes.

                                                        [NAME OF BROKER-DEALER]

                                                        By______________________
                                                        Name____________________
                                                        Title___________________

---------------------
* Existing Holders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.

* Existing Holders may be described by name or other reference as determined in the sole discretion of the Broker-Dealer.